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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 27, 2006

                                 NARROWSTEP INC.
               (Exact Name of Registrant as Specified in Charter)

      DELAWARE                      333-108632                   33-1010941
   (State Or Other                 (Commission                 (IRS Employer
    Jurisdiction Of                 File Number)             Identification No.)
    Incorporation)

         BATTERSEA STUDIOS,
         80 SILVERTHORNE ROAD, LONDON, UNITED KINGDOM                SW8 3HE
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                   (Zip Code)

     Registrant's telephone number, including area code: 011 44 20 7498 3377

              60 PARSONS GREEN LANE, LONDON, UNITED KINGDOM SW6 4HU
              -----------------------------------------------------
            (Former Address, if changed since Last Report) (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
              DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On June 27, 2006, the Board of Directors (the "Board") of the Company approved the following:

                  (a) an increase in the number of directors which shall constitute the whole Board from eight (8) directors to ten (10) directors. The newly created directorships shall be for one additional Class I Director and one additional Class III Director; and

                  (b) the appointment of John J. Whyte as a Class I director of the Company and the appointment of David C. McCourt as a Class III director of the Company to fill the vacancies resulting from the increase of the Board from eight (8) directors to ten (10) directors. No determination has been made with respect to any Board committees on which Mr. Whyte and Mr. McCourt will serve. Mr. McCourt has served and will continue to serve as a consultant to the Company.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits. The following exhibit has been filed with this Current Report on Form 8-K:

Exhibit 10.1. Advisory Services Agreement Between Granahan McCourt Advisors,
              LLC and Narrowstep Inc., dated May 30, 2006.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         NARROWSTEP INC.


                                          By: /s/ Steven Crowther
                                            -------------------------
                                           Name:     Steven Crowther
                                           Title:    Senior Vice President and
                                                     Chief Financial Officer

Dated:  June 29, 2006